UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2004

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

510 Bering Drive

Suite 500

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

This document includes “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company’s expectations regarding the future performance of its businesses and its financial position are forward-looking statements.

These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of Crown Castle International Corp.

ITEM 9. REGULATION FD DISCLOSURE

On June 28, 2004 and June 30, 2004, the Company filed Current Reports on Form 8-K reporting that the Company had entered into a definitive agreement to sell its UK subsidiary, Crown Castle UK Holdings Limited (“CCUK”), to NGG Telecoms Investment Limited, an affiliate of National Grid Transco Plc. The Company is furnishing as Exhibit 99.1 hereto the following unaudited pro forma condensed consolidated financial information, which is based on the historical financial statements of the Company and its majority and wholly-owned subsidiaries, adjusted to give effect to (i) the sale of CCUK and (ii) the repayment of the Company’s 2000 Credit Facility following closing of the sale of CCUK (“Transactions”):

(1)	Unaudited Pro Forma Condensed Consolidated Statements of Operations Information for the year ended December 31, 2003 and the three months ended March 31, 2004

(2)	Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations Information

(3)	Unaudited Pro Forma Condensed Consolidated Balance Sheet Information as of March 31, 2004

(4)	Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet Information

The Unaudited Pro Forma Condensed Consolidated Statements of Operations Information for the year ended December 31, 2003 and the three months ended March 31, 2004 give effect to the Transactions as if they had occurred as of January 1, 2003. The Unaudited Pro Forma Condensed Consolidated Balance Sheet Information as of March 31, 2004 gives effect to the Transactions as if they had been completed as of March 31, 2004. Subject to closing conditions described in the Current Report on Form 8-K filed by the Company on June 30, 2004, the sale of CCUK is expected to close on or before September 30, 2004.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and General Counsel

Date: July 9, 2004

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of Crown Castle International Corp.

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